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                                             EXHIBIT 10

From:  Coutts & Co   ("we/us")
       440 Strand
       London, WC2R CQS

To:    Berliner Bank A.G. ("Berliner")
       London Branch
       No. 1 Crown Court
       Cheapside
       London EC2V 6JP

       Overseas Filmgroup, Inc. ("OFG")
       8800 Sunset Boulevard
       Los Angeles
       CA90069

                                                        Dated May 7, 1997

Dear Sirs

We refer to the Restated and Amended Syndication Agreement ("the Agreement") dated 9th May 1996 and made between us, Berliner, the company then called Overseas Filmgroup, Inc. ("Old OFG") and OFG (which was then called Entertainment/Media Acquisition Corporation). Unless expressly defined herein, all capitalised terms shall bear the meaning ascribed to them in the Agreement.

Pursuant to the Merger, Old OFG has merged with and into OFG which is the surviving corporation.

It is hereby agreed that as from the date of this letter agreement, all references to 9th May 1997 in clause 17 of the Agreement shall be deemed to be references to 30th June 1997.

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It is further agreed that save as amended herein, the terms of the Agreement shall remain unchanged and in full force and effect.

Yours faithfully,

/s/ Christopher P. Collins
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for and on behalf of Coutts & Co.

Agreed and Accepted

/s/ Steve Robbins     Klaus Wurtenberger
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for and on behalf of Berliner Bank A.G. London Branch

/s/ William F. Lischak
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for and on behalf of Overseas Filmgroup, Inc.